UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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NOVATION COMPANIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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NOVATION COMPANIES, INC.
9229 Ward Parkway
Kansas City, MO 64114

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 12, 2019

To Our Shareholders:

You are cordially invited to attend the 2019 annual meeting of shareholders (the “Annual Meeting”) of Novation Companies, Inc., a Maryland corporation (the “Company”), to be held on December 12, 2019, at 10:00 a.m., Central Standard Time, at the Company’s office for the following purposes:

1.	to elect five directors to serve until the Company’s 2020 annual meeting of shareholders and until their successors are duly elected and qualify;
2.	to ratify the selection of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;
3.	to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers;
4.	to vote on a non-binding advisory resolution regarding the frequency of shareholder advisory votes on executive compensation; and
5.	to transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

The accompanying proxy statement sets forth additional information regarding the Annual Meeting, and provides you with detailed information regarding the business to be considered at the Annual Meeting. We encourage you to read the proxy statement carefully and in its entirety.

The Company’s Board of Directors has fixed the close of business on October 24, 2019 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we encourage you to vote your shares promptly by signing and returning the enclosed proxy card or voting instruction card in the envelope provided, or submitting your proxy over the Internet in accordance with the instructions provided on the enclosed proxy card or voting instruction card.

By Order of the Board of Directors

David W. Pointer
Chief Executive Officer and Chairman of the Board

Kansas City, MO

October 31, 2019

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders To Be Held on December 12, 2019: The proxy statement and the Company’s annual report to shareholders are available electronically free of charge at www.investorvote.com.

GENERAL INFORMATION	1
PROPOSAL 1 – ELECTION OF DIRECTORS	4
PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	8
PROPOSAL 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION	10
PROPOSAL 4 – ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION	11
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	12
CORPORATE GOVERNANCE AND RELATED MATTERS	13
AUDIT COMMITTEE REPORT	18
EXECUTIVE COMPENSATION	19
SHAREHOLDER PROPOSALS OR NOMINATIONS	22
ADDITIONAL INFORMATION	22

PROXY STATEMENT

The Board of Directors (the “Board”) of Novation Companies, Inc., a Maryland corporation (the “Company,” “we,” “us” or “our”), is furnishing this proxy statement in connection with its solicitation of proxies for use at our 2019 annual meeting of shareholders (the “Annual Meeting”) to be held on Thursday, December 12, 2019, at 10:00 a.m., Central Standard Time, at the Company’s office, 9229 Ward Parkway, Kansas City, Missouri 64114. This proxy statement, along with a Notice of Annual Meeting of Shareholders and a proxy card or voting instruction card, are being mailed to shareholders beginning on or about October 31, 2019.

GENERAL INFORMATION

Attending the Annual Meeting

You can attend the Annual Meeting only if you were a shareholder at the close of business on October 24, 2019, the record date for the Annual Meeting (the “Record Date”), or if you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are a shareholder of record, your name will be verified against the list of shareholders of record on the Record Date prior to your admission to the Annual Meeting. If you are not a shareholder of record, but hold shares in “street name” through a broker, bank or nominee, you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on December 12, 2019, at 10:00 a.m., Central Standard Time. You should allow adequate time for check-in procedures.

Record Date and Voting Rights

Holders of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at the close of business on the Record Date are entitled to notice of, and to vote at the Annual Meeting. As of the Record Date, 112,403,893 shares of Common Stock were outstanding. Each holder of Common Stock is entitled to one vote for each share of Common Stock held as of the Record Date.

Voting

You may vote using any of the following methods:

•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.
•	By the Internet. Specific instructions for shareholders of record who wish to vote over the Internet are set forth on the enclosed proxy card. If you own shares held in street name, you will receive voting instructions from your broker, bank or nominee and may vote by telephone or the Internet if they offer those alternatives. Shareholders of record will not be able to vote by telephone. Please note that Internet voting for shareholders of record will close at 1:00 a.m. Eastern Time on December 12, 2019.
•	In person at the Annual Meeting. All shareholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

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If you properly submit your proxy over the Internet, or you properly sign and return a proxy card or voting instruction card, your shares will be voted as you direct. If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the recommendations of the Board as follows: “FOR” the election of the director nominees; “FOR” the ratification of the selection of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; “FOR” the approval of a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; and for holding the advisory vote to approve the compensation of our named executive officers every “1 YEAR.”

If for any reason any director nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand. We have no reason to expect that any of the director nominees will not stand for election. If any matters other than the four items of business described in this proxy statement are properly presented for consideration at the Annual Meeting, persons named on the voting website and your voting card will have the discretion to vote your shares for you on those matters. We are not aware of any other business to be acted upon at the Annual Meeting other than as set forth herein.

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Revoking your Proxy

If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by (1) following the instructions given for changing your vote over the Internet or delivering a valid written proxy with a later date than the previous proxy, (2) delivering a written statement to the Corporate Secretary that the proxy is revoked, or (3) attending the Annual Meeting and voting in person. If you own shares held in street name, you may submit new voting instructions by contacting your broker, bank or nominee.

Solicitation of Proxies

The costs of this solicitation by the Board will be borne by the Company. Proxy solicitations will be made by mail, telephone, facsimile and e-mail. Banks, brokerage house nominees and other fiduciaries are requested to forward the proxy soliciting material to the beneficial owners and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse those parties for their reasonable expenses in forwarding proxy materials to the beneficial owners.

Abstentions and Broker Non-Votes

Abstentions are not considered “votes cast” under Maryland law and will not affect the outcome of the Proposals.

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If you own shares held in “street name” and do not provide your bank, brokerage firm or other nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a bank, brokerage firm or other nominee is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Shares that constitute broker non-votes will be counted for the purpose of establishing a quorum at the Annual Meeting and will not affect the outcome of the Proposals.

Votes Required for Approval of Proposals

A quorum will be present if at least a majority of the outstanding shares of our Common Stock entitled to vote at the Annual Meeting, totaling 56,201,947 shares, is represented at the Annual Meeting, either in person or by proxy. Abstentions and broker non-votes will be considered present for the purpose of establishing a quorum.

Proposal 1: Election of Directors. Each of the five director nominees receiving a plurality of the votes cast at the Annual Meeting will be elected as a director. You may withhold votes from any or all nominees.

Proposal 2: Ratification of Auditors. The affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting is required for ratification of the selection of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Proposal 3: Advisory Vote on Executive Compensation. The affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting is required for approval of the non-binding advisory resolution to approve the compensation of the Company’s named executive officers.

Proposal 4: Advisory Vote on Frequency of Shareholder Advisory Votes on Executive Compensation. The option (every one, two or three years) receiving the greatest number of votes cast on this proposal at the Annual Meeting will be considered the frequency approved by shareholders.

Additional Materials

Shareholders may request a free copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Form 10-K”) and other financial information by contacting us at:

Novation Companies, Inc.
9229 Ward Parkway, Suite 340
Kansas City, Missouri 64114

Alternatively, current and prospective investors can access the 2018 Form 10-K at www.investorvote.com. We also will furnish any exhibit to the 2018 Form 10-K if specifically requested. Our SEC filings also are available free of charge at the SEC’s website, www.sec.gov, and at the Investor Relations section of our website (under “Financials”) at www.novationcompanies.com/investors.

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PROPOSAL 1 – ELECTION OF DIRECTORS

There are five nominees for election to the Board at the Annual Meeting: Howard M. Amster, Howard Timothy Eriksen, Barry A. Igdaloff, Lee D. Keddie and David W. Pointer, all of which currently serve as directors of the Company.

Each director is elected annually to serve until our next annual meeting of shareholders and until his or her successor is duly elected and qualifies. Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand. Management has no reason to expect that any of the nominees will not stand for election.

Set forth below is certain information regarding each nominee for director and our executive officers, including such person’s name, age, principal occupation and business experience for at least the past five years and the experiences and skills that led to the conclusion that the nominees should serve as directors.

Director Nominees

Howard M. Amster, age 71, has been a member of the Board since 2009. Mr. Amster currently is an owner and operator of multiple real estate investments. Since March 1998, Mr. Amster has served as President of Pleasant Lake Apts. Corp., the corporate general partner of Pleasant Lake Apts. Limited Partnership. Mr. Amster also serves as a director of Maple Leaf Financial, Inc., the holding company for Geauga Savings Bank and newAX, Inc. (formerly Astrex, Inc.). Since June 2015, Mr. Amster also has served as a Financial Advisor at McDonald Partners, LLC, a securities brokerage firm. From 2000 to May 2015, Mr. Amster served as a Principal with Ramat Securities Ltd., a securities brokerage firm. From 1992 to 2000, Mr. Amster was an investment consultant with First Union Securities (formerly EVEREN Securities and formerly Kemper Securities).

The Board believes Mr. Amster’s qualifications to serve on the Board include his investment expertise and his experience as a director of public companies.

Howard Timothy Eriksen, age 50, has been a member of the Board since 2018. Mr. Eriksen has been the Chief Executive Officer and Interim Chief Financial Officer of Solitron Devices, Inc. (“Solitron”), a manufacturer of solid-state semiconductor components, since July 2016. Mr. Eriksen also serves as the Managing Member of Eriksen Capital Management LLC (“ECM”), a Lynden, Washington based investment advisory firm that he founded in 2005. Previously, Mr. Eriksen worked for Walker’s Manual, Inc., a publisher of books and newsletters on micro-cap stocks, unlisted stocks and community banks, from 2004 to 2005, and prior to that for Kiewit Pacific Co, a subsidiary of Peter Kiewit Sons, a construction and mining services company, as an administrative engineer on the Benicia Martinez Bridge project. Mr. Eriksen has been a member of the board of directors of Solitron since August 2015. Mr. Eriksen received a Bachelor of Arts from The Master’s University and a Master of Business Administration from Texas A&M University.

The Board believes that Mr. Eriksen’s qualifications to serve on the Board include his financial expertise and operating experience at other small-cap companies.

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Barry A. Igdaloff, age 64, has been a member of the Board since 2009. Mr. Igdaloff has served as the sole proprietor of Rose Capital, a registered investment advisor in Columbus, Ohio, since 1995. Mr. Igdaloff has been a director of Dynex Capital, Inc. since 2000. Previously, Mr. Igdaloff was a director of Guest Supply, Inc. prior to its acquisition by Sysco Foods in 2001. Prior to entering the investment business, Mr. Igdaloff was an employee of Ernst & Whinney’s international tax department. Mr. Igdaloff is a non-practicing CPA and a non-practicing attorney.

The Board believes Mr. Igdaloff’s qualifications to serve on the Board include his financial expertise and years of experience as an investment advisor, attorney, CPA and director of public companies.

Lee D. Keddie, age 50, has been a member of the Board since 2018. Mr. Keddie has been President and Chief Executive Officer of CompuMed Inc. (OTC:CMPD) (“CompuMed”), an enterprise telemedicine solutions company, since November 2015. In addition, he has been President and Chief Executive Officer of Value Creation Management Group LLC, a company that invests in and provides consulting to companies that need operational improvement, since September 2014. Previously, Mr. Keddie spent 13 years with HKX, Inc., a developer of control systems for excavators, as a Co-Owner, President & General Manager, from January 1999 to September 2013. Prior to his business leadership roles, Mr. Keddie spent over eight years in both the commercial and military sectors of the aircraft industry. He has been a member of the board of directors of CompuMed since November 2014 and of Stephan Co. (OTC:SPCO), a manufacturer of hair care products, since March 2015. Mr. Keddie was a board member of Essex Rental Corp. (NASDAQ:ESSX), a company that rents and distributes construction lifting equipment, from June 2015 to February 2017. Mr. Keddie is a professional engineer, and received an Honors Co-op Mechanical Engineering Degree from the University of Waterloo, and spent two additional years at the University of Toronto in Aerospace Studies.

The Board believes Mr. Keddie’s qualifications to serve on the Board include his extensive operating expertise and experience as a director of public companies.

David W. Pointer, age 49, has been our Chief Executive Officer and Chairman of the Board since 2018. He has served as the Managing Partner of V.I. Capital Management, LLC, a registered investment advisory firm that he founded, since January 2008. Prior to that, Mr. Pointer was a Senior Portfolio Manager and Senior Vice President at ICM Asset Management, an employee owned investment manager, from September 2003 to September 2007, as well as Portfolio Manager at AIM/INVESCO Investments, an investment management firm, from July 1999 to August 2003. Mr. Pointer has served on the board of directors of CompuMed, an enterprise telemedicine solutions company, since December 2013 and as Chairman since October 2014, and previously served as Co-Chief Executive Officer from November 2015 to January 2016. He also has served on the board of directors of Solitron Devices, Inc., a manufacturer of solid-state semiconductor components, since August 2015 and as Chairman since July 2016. Previously, Mr. Pointer served on the board of directors of ALCO Stores, Inc., a retailer, from September 2014 to June 2015. Mr. Pointer has taught Corporate Finance as an adjunct faculty in Whitworth University’s MBA program as well as Gonzaga University’s MBA program and is an expert in financial analysis and financial markets. Mr. Pointer holds a Bachelor of Science in Business Administration from Central Washington University and a Master of Business Administration from the Wharton School of Business at the University of Pennsylvania. Mr. Pointer is a member of the CFA Institute and a Chartered Financial Analyst.

The Board believes Mr. Pointer’s qualifications to serve on the Board include his knowledge of Novation from serving as its Chief Executive Officer, financial expertise and experience as a director at other public companies.

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V.I. Capital Management, LLC (“V.I. Capital”) and our Chief Executive Officer and Chairman of the Board David W. Pointer are subject to a consent order (the “Consent Order”) from the State of Washington Department of Financial Institutions, Securities Division, dated March 12, 2018 (Order Number S-16-2093-17-CO01), relating to alleged breaches of their fiduciary duty as investment advisors to their clients, including (i) failure to disclose certain conflict of interest stemming from Mr. Pointer’s service on the Boards of Directors of CompuMed and Solitron Devices, Inc., (ii) pledging V.I. Capital investment fund assets as collateral for a line of credit for CompuMed and failing to disclose such pledge to V.I. Capital’s year-end auditor, and (iii) failure to timely distribute audited financial statements and a final fund audit to investors. As conditions of the Consent Order, V.I. Capital and Mr. Pointer agreed to (i) cease and desist from violating the Securities Act of 1933, (ii) pay a fine of $10,000 and (iii) pay costs of $2,500. Mr. Pointer also agreed that he will not be a principal, officer or owner of an investment adviser or broker-dealer for 10 years following the entry of the Consent Order, but he may apply for a securities salesperson or investment adviser representative registration with an acceptable plan of supervision.

Executive Officers

Carolyn K. Campbell, age 48, has served as our Chief Financial Officer since 2017. She previously worked as an independent contractor in internal audit and tax roles for various businesses from July 2016 to August 2017. From 2007 to March 2016, Ms. Campbell served as the Company’s Internal Audit Manager and was responsible for overseeing corporate audit processes and developing and implementing risk-based audit plans and internal controls over financial recordkeeping and reporting. From 2001 to 2004, Ms. Campbell was an internal auditor with Butler Manufacturing Company, a construction engineering company. From 1995 to 2001, Ms. Campbell was employed by Houlihan’s Restaurant Group, a developer of restaurant concepts, most recently as a tax analyst. Ms. Campbell holds a Bachelor of Science in Business Administration from the University of Central Missouri.

There are no family relationships among our executive officers and directors.

Related Party Transactions

The Company has adopted a written policy that addresses the review, approval or ratification of any transaction, arrangement, or relationship or series of similar transactions, arrangements or relationships, including any indebtedness or guarantee of indebtedness, between the Company and any related party, in which the aggregate amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years. Under the policy, a related party of the Company includes:

•	Any executive officer, or any director or nominee for election as a director;
•	Any person who owns more than 5% of the Company’s voting securities;
•	Any immediate family member of any of the foregoing; or
•	Any entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 10% beneficial ownership interest.

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Under the policy, the Board reviews the material facts of any related party transaction and approves it prior to its occurrence. If advance approval is not feasible, then the Board will either ratify the transaction at its next regularly scheduled meeting or the transaction will be rescinded. In making its determination to approve or ratify any related party transaction, the Board may consider such factors as (i) the extent of the related party’s interest in the transaction, (ii) if applicable, the availability of other sources of comparable products or services, (iii) whether the terms of the transaction are no less favorable than terms generally available to Company in unaffiliated transactions under like circumstances, (iv) the benefit to the Company, and (v) the aggregate value of the transaction.

No director may engage in any Board discussion or approval of any related party transaction in which he or she is a related party, but that director is required to provide the Board with all material information reasonably requested concerning the transaction.

Vote Required

Each of the five director nominees receiving a plurality of the votes cast at the Annual Meeting will be elected as a director.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IDENTIFIED IN THIS PROPOSAL.

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PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Boulay PLLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Although this appointment does not require ratification, the Board has directed that the appointment of Boulay PLLP be submitted to shareholders for ratification due to the significance of the appointment. If shareholders do not ratify the appointment of Boulay PLLP, the Audit Committee will consider the appointment of another independent registered public accounting firm.

Boulay PLLP served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2018 and 2017. It is not expected that a representative of Boulay PLLP will be present at the Annual Meeting.

Audit and Non-Audit Fees

The following table presents aggregate fees billed for professional services rendered by Boulay PLLP for fiscal years 2018 and 2017. There were no other professional services rendered or fees billed by Boulay PLLP for fiscal years 2018 and 2017.

	For the Fiscal Year Ended December 31,
	2018	2017
Audit fees(1)	$ 118,449	$ 144,977
Audit-related fees	—	—
Tax fees(2)	60,248	35,883
All other fees(3)	—	20,311
Total	$ 178,697	$ 201,171

(1)	These fees include the annual audit and quarterly reviews of our consolidated financial statements, assistance with and review of documents filed with the SEC.
(2)	These fees are for preparation of the Company’s federal and state income tax returns.
(3)	These fees are related to the audit of the Company’s 401(k) plan.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy with respect to the pre-approval of all audit and non-audit services provided by our independent registered public accounting firm. All fees paid to our independent registered public accounting firm for fiscal years 2018 and 2017 were pre-approved in accordance with these policies. Generally, the policy requires that the Audit Committee annually approve fees exceeding $50,000 for audit services, audit-related and tax services. Fees expected to exceed $10,000 for all other services must be approved prior to engagement for those services.

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Vote Required

The affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting is required to ratify the appointment of Boulay PLLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” the RATIFICATION OF THE APPOINTMENT OF BOULAY PLLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

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PROPOSAL 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 provides that our shareholders have the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers (as defined herein) as disclosed in this proxy statement in accordance with SEC rules.

We are asking shareholders to indicate their support for the compensation of our Named Executive Officers, who are named in the “Summary Compensation Table” included in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the compensation of our Named Executive Officers. Accordingly, we will ask shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2019 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee of the Board or the Board. The Board and the Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

The adoption of the advisory resolution to approve the compensation of the Named Executive Officers requires the affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” the adoption of the resolution approving the compensation of the Company’s named executive officers.

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PROPOSAL 4 – ADVISORY VOTE ON FREQUENCY OF SHAREHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, this proposal affords shareholders the opportunity to vote, on an advisory, non-binding basis at least once every six years, on the frequency of shareholder advisory votes on the compensation of the named executive officers as disclosed in the Company’s proxy statements in accordance with the SEC’s rules. This proposal is commonly known as a “say-on-frequency” proposal. We are asking shareholders to indicate their support for holding non-binding, advisory votes on the compensation of our named executive officers every year because we believe that an annual advisory vote on executive compensation will allow shareholders to provide direct input on the Company’s compensation philosophy, policies and practices every year. Additionally, an annual advisory vote on executive compensation is consistent with the Company’s policy of seeking input from, and engaging in discussions with, its shareholders on executive compensation and corporate governance matters.

The say-on-frequency vote is advisory, and therefore not binding upon the Company, the Compensation Committee of the Board or the Board. The Board and the Compensation Committee value the opinions of our shareholders, and the option that receives the most votes will be considered by the Board and the Compensation Committee in determining the preferred frequency of advisory votes on the compensation of the named executive officers.

Vote Required

Shareholders can select from the following options to vote on how frequently the non-binding, advisory votes on the compensation of the named executive officers should be held: “1 Year,” “2 Years” or “3 Years.” The option receiving the greatest number of votes cast on this proposal at the Annual Meeting will be considered the frequency approved by shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS SELECT “1 YEAR,” INDICATING A DESIRE TO HOLD NON-BINDING, ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY YEAR.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth sets forth certain information with respect to beneficial ownership of our Common Stock as of October 24, 2019 by: (i) each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding Common Stock, (ii) each of our directors and Named Executive Officers, and (iii) all of our current directors and executive officers as a group. The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. The information relating to 5% beneficial owners is based on information we received from such holders. Except as otherwise set forth below, the address of the persons listed below is c/o Novation Companies, Inc., 9229 Ward Parkway, Suite 340, Kansas City, Missouri 64114.

	Beneficial Ownership of Common Stock
Name of Beneficial Owner	Shares	Percent of Class(1)
Named Executive Officers and Directors
Howard M. Amster(2)	3,538,623	3.1%
Howard Timothy Eriksen(3)	1,333,333	1.2%
Barry A. Igdaloff(4)	10,170,376	9.0%
Lee D. Keddie(5)	1,333,333	1.2%
David W. Pointer	2,000,000	1.8%
Carolyn K. Campbell	400,000	*
Richard M. Rector	--	--
Jeffrey E. Eberwein	1,207,522	1.1%
All current directors and executive officers as a group (6 persons)(6)	18,775,665	16.7%

5% Beneficial Owners
Massachusetts Mutual Life Insurance Company(7)	19,258,775	17.1%

*	Less than 1%
(1)	Based on 112,403,893 shares of common stock outstanding as of October 24, 2019. Shares of common stock issuable upon exercise of options, warrants or other rights or the conversion of other convertible securities beneficially owned that are exercisable or convertible within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights and all directors and executive officers as a group.
(2)	Consists of 3,026,567 shares of common stock, 500,000 shares of unvested restricted stock and 12,056 shares of common stock issuable upon exercise of options held directly.
(3)	Consists of 833,333 shares of common stock and 500,000 shares of unvested restricted stock.
(4)	Consists of 6,101,306 shares of common stock, 600,000 shares of unvested restricted stock and 12,056 shares of common stock issuable upon exercise of options held directly; and 3,457,014 shares of common stock controlled by Mr. Igdaloff as a registered investment advisor.
(5)	Consists of 833,333 shares of common stock and 500,000 shares of unvested restricted stock.
(6)	Consists of 16,651,553 shares of common stock, 2,100,000 shares of unvested restricted stock and 24,112 shares of common stock issuable upon exercise of options. Excludes shares beneficially owned by Mr. Rector and Mr. Eberwein, who are no longer executive officers or directors of the Company.
(7)	Based on a Form 3 filed on December 14, 2011, Massachusetts Mutual Life Insurance Company (“Mass Mutual”) may be deemed to own beneficially and indirectly 19,258,775 shares of common stock held in one or more advisory accounts and private investment funds. The address of Mass Mutual is 1295 State Street, Springfield, MA 01111.

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CORPORATE GOVERNANCE AND RELATED MATTERS

Director Independence

The Board has determined that all of our directors are independent within the meaning of SEC and NASDAQ rules. The Board has also determined that all directors serving on the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent within the meaning of SEC and NASDAQ rules. Although the Company’s securities are not listed on NASDAQ, the Company uses the independence standards provided in NASDAQ rules in determining whether or not our directors are independent.

Board Leadership Structure

The Board is led by Mr. Pointer, the Company’s Chief Executive Officer and Chairman of the Board, and by Mr. Igdaloff, who serves as the Company’s Lead Independent Director having such responsibilities set forth in the Company’s Corporate Governance Guidelines. The Board has determined that this leadership structure is in the best interests of the Company’s shareholders at this time.

Board and Committee Meetings

During 2018, there were five meetings of the Board, five meetings of the Audit Committee, one meeting of the Compensation Committee and one meeting of the Nominating and Corporate Governance Committee, in addition to actions taken by unanimous written consent. Each director participated in at least 75% of the meetings of the Board and the committees on which he served during the periods for which he has been a director or committee member. We have no written policy regarding director attendance at our annual meetings of shareholders. Of our Board members, only Mr. Pointer attended our 2018 Annual Meeting.

Board Committees

The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Board has determined that all directors serving on the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent with the meaning of SEC and NASDAQ rules. Descriptions of the responsibilities of such committees are provided below. These descriptions are qualified in their entirety by the full text of the written committee charters that may be found at the Investor Relations section of our website (under “Committees”) at www.novationcompanies.com/investors.

Audit Committee. The responsibilities of the Audit Committee are set forth in its charter and include assisting the Board in fulfilling its oversight responsibility relating to: (i) the integrity of the Company’s consolidated financial statements and financial reporting process and its system of internal accounting and financial controls; (ii) the performance of the internal audit function; (iii) the performance of the independent auditors, which would include an evaluation of the independent auditor’s qualifications and independence; (iv) the Company’s compliance with legal and regulatory requirements, including disclosure controls and procedures; and (v) the preparation of an Audit Committee report to be included in the Company’s annual proxy statement. The Audit Committee consists of Howard M. Amster, Howard Timothy Eriksen, and Barry A. Igdaloff, with Mr. Igdaloff serving as the chairman. The Board has determined that Messrs. Igdaloff and Eriksen qualify as “audit committee financial experts” under SEC rules and that each Audit Committee member has sufficient knowledge in reading and understanding the Company’s consolidated financial statements to serve on the Audit Committee.

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Nominating and Corporate Governance Committee. The responsibilities of the Nominating and Corporate Governance Committee are set forth in its charter and include the following: (i) identify individuals qualified to become Board members consistent with the criteria established by the Board; (ii) recommend to the Board the director nominees for the next annual meeting of shareholders; (iii) lead the Board in the annual review of the Board’s performance and the review of management’s performance; and (iv) shape the corporate governance policies and practices including developing a set of corporate governance principles applicable to the Company and recommending them to the Board.  The Nominating and Corporate Governance Committee consists of Howard M. Amster, Barry A. Igdaloff and Lee D. Keddie, with Mr. Keddie serving as the chairman.

Compensation Committee. The responsibilities of the Compensation Committee are set forth in its charter and include the following: (i) review and approve the goals, objectives and compensation structure for our Chief Executive Officer, Chief Financial Officer and senior management; (ii) review, approve and recommend to the Board any new incentive-compensation and equity-based plans that are subject to Board approval; and (iii) approve any required disclosure on executive officer compensation for inclusion in the Company’s annual proxy statement and Annual Report on Form 10-K. The Compensation Committee consists of Howard M. Amster, Barry A. Igdaloff and Lee D. Keddie, with Mr. Igdaloff serving as the chairman.

Compensation Committee Process and Advisors

The Compensation Committee is responsible for discharging the responsibilities of the Board with respect to the compensation of our executive officers. The Compensation Committee recommends overall compensation of our executive officers to the Board. The Board approves all compensation of our executive officers. The Compensation Committee may form and delegate authority to subcommittees, comprised of one or more members of the Compensation Committee, as necessary or appropriate, and each such subcommittee shall have the full power and authority of the Compensation Committee.

The charter of the Compensation Committee permits the Compensation Committee to engage outside consultants. In 2018, the Compensation Committee did not retain a compensation consultant.

Corporate Governance Documents

The Company’s Corporate Governance Guidelines, Code of Conduct, and the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are available at the Investor Relations section of our website at www.novationcompanies.com/investors. The Company will also provide copies of these documents free of charge to any shareholder who sends a written request to: Novation Companies, Inc., Investor Relations, 9229 Ward Parkway, Suite 340, Kansas City, MO 64114.

Code of Ethics

The Company has adopted a Code of Conduct that applies to our directors, principal executive officer, principal financial officer, principal accounting officer, and other employees. The Code of Conduct is available at the Investor Relations section of our website (under “Corporate Governance”) at www.novationcompanies.com/investors. We intend to satisfy the disclosure requirements regarding any amendment to, or waiver from, a provision of our Code of Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions by disclosing such matters on our website within four business days.

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Our investor relations contact information follows:

Investor Relations
9229 Ward Parkway, Suite 340
Kansas City, Missouri 64114
816.237.7000
Email: ir@novationcompanies.com

Shareholder Communications with the Board

Shareholders may communicate directly with any member of the Board or any individual chairman of a Board committee by writing directly to those individuals at the following address: Novation Companies, Inc., 9229 Ward Parkway, Suite 340, Kansas City, MO 64114. Communications that are intended for the non-management, independent directors generally should be marked to the attention of the chairman of the Nominating and Corporate Governance Committee. The Company’s general policy is to forward, and not to intentionally screen, any substantive mail received at the Company’s corporate office that is sent directly to a director; however, (i) routine advertisements and business solicitations and (ii) communications deemed to be a security risk or principally for harassment purposes, may not be forwarded in the discretion of the Corporate Secretary, provided that in the latter case the Chairman of the Board is notified thereof.

Risk Oversight

The Board oversees an enterprise-wide approach to risk management, designed to support the achievement of Company objectives, improve long-term Company performance and create shareholder value. A fundamental part of risk management is understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the full Board in setting the Company’s business strategy and objectives is integral to the Board’s assessment of the Company’s risk and also a determination of what constitutes an appropriate level of risk for the Company. The full Board conducts an annual risk assessment of the Company’s financial risk, legal/compliance risk and operational/strategic risk and addresses individual risk issues throughout the year as necessary.

While the Board has the ultimate oversight responsibility for the risk management process, the Board delegates responsibility for certain aspects of risk management to the Audit Committee. Per its charter, the Audit Committee focuses on key financial risks and related controls and processes and discusses with management the Company’s major financial reporting exposures and the steps management has taken to monitor and control such exposures.

The Board believes its leadership structure enhances overall risk oversight. While the Board requires risk assessments from management, the combination of Board member experience, diversity of perspectives, continuing education and independence of governance processes provide an effective basis for testing, overseeing and supplementing management assessments.

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Identifying and Evaluating Nominees for Directors

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current members of the Board, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. Shareholder nominations should be addressed to: Novation Companies, Inc., 9229 Ward Parkway, Suite 340, Kansas City, MO 64114, attention Corporate Secretary. The Nominating and Corporate Governance Committee will consider properly submitted shareholder nominations for candidates for the Board, following verification of the shareholder status of persons proposing candidates. If any materials are provided by a shareholder in connection with the nominating of a director candidate, such material will be forwarded to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will also review materials provided by professional search firms or other parties.

The Nominating and Corporate Governance Committee considers candidates for the Board based upon several criteria set forth in the Company’s Corporate Governance Guidelines, including their broad-based business and professional skills and experience, education, accounting and financial expertise, age, reputation, civic and community relationships, concern for the long-term interest of shareholders, personal integrity and judgment, knowledge and experience in the Company’s industry (such as operations, finance, accounting and marketing experience and education) and diversity. The Nominating and Corporate Governance Committee considers diversity in the broadest sense, thus including factors such as age, gender, race, ethnicity and geographic location, as well as a variety of experience and educational backgrounds when seeking nominees to the Board. The Nominating and Corporate Governance Committee does not have a formal diversity policy in place.

The Nominating and Corporate Governance Committee does not assign specific weights to the criteria and no particular criterion is necessarily applicable to all prospective nominees. When evaluating nominees, the composition of the entire Board is also taken into account, including the need for a majority of independent directors. In addition, the assessment of a candidate includes consideration of the number of public boards on which he or she serves because of the time requirements for duties and responsibilities associated with serving on the Board. The Nominating and Corporate Governance Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The Nominating and Corporate Governance Committee assesses the effectiveness of the Corporate Governance Guidelines, including with respect to director nominations and qualifications and achievement of having directors with a broad range of experience and backgrounds, through completion of the annual self-evaluation process.

Director Compensation

The following table presents a summary of the compensation earned by each director who served on the Board during the fiscal year ended December 31, 2018, other than our Chief Executive Officer, Mr. Pointer and our former Executive Chairman, Mr. Eberwein, whose compensation is described in the Executive Compensation section below:

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Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Howard M. Amster	25,000	25,000	50,000
Barry A. Igdaloff	61,875	25,000	86,875
Howard Timothy Eriksen(2)	18,750	25,000	43,750
Lee D. Keddie(2)	22,500	25,000	47,500
Charles M. Gillman(3)	6,250	--	6,250
Robert G. Pearse(3)	8,125	--	8,125

(1)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.
(2)	Messrs. Eriksen and Keddie were appointed to the Board effective April 12, 2018.
(3)	Messrs. Pearse and Gillman resigned from the Board effective April 12, 2018.

On August 15, 2018, the Board approved base compensation for each of the Company’s non-employee directors, Barry A. Igdaloff, Howard M. Amster, Howard Timothy Eriksen and Lee D. Keddie, in an amount of $50,000 per annum, including (i) $25,000 in restricted stock awards, vesting on the first anniversary of the grant date, and (ii) $25,000 in cash, payable on a quarterly basis. The Board approved additional compensation for the chairmen of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and the Lead Independent Director in the amounts of $10,000, $7,500, $5,000 and $20,000, respectively, in cash, payable on a quarterly basis.

As a component of each non-employee director’s base compensation for 2018, on August 17, 2018, the Compensation Committee granted to each of the non-employee directors 833,333 shares of restricted stock, vesting on the first anniversary of the grant date, pursuant to the terms and conditions of the 2015 Incentive Stock Plan and each director’s respective award agreement.

17

AUDIT COMMITTEE REPORT

The Audit Committee engages the independent registered public accounting firm, reviews with such firm the plans and results of any audits, reviews other professional services provided by such firm, reviews the independence of such firm, considers the range of audit and non-audit fees and reviews with management its evaluation of the Company’s internal control structure.

The Audit Committee has reviewed and discussed the Company’s consolidated financial statements for fiscal year 2018 with management and Boulay PLLP, the Company’s independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for fiscal year 2018 were prepared in accordance with U.S. generally accepted accounting principles. In addition, the Audit Committee has discussed with Boulay PLLP the matters required to be discussed in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) by Auditing Standard No. 16, Communications with Audit Committees.

The Audit Committee has received from the independent registered public accounting firm written disclosures and a letter from such firm required by applicable requirements of the PCAOB regarding such firm’s communications with the Audit Committee concerning independence, and has discussed with such firm its independence.

Based on these reviews and discussions, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC.

Audit Committee

Barry A. Igdaloff (Chairman)
Howard M. Amster
Howard Timothy Eriksen

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation of our 2018 named executive officers (collectively, our “Named Executive Officers”) for the periods indicated.

Name and Principal	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
David W. Pointer(2)	2018	72,693	60,000	—	66	132,758
Chief Executive Officer and Chairman
Carolyn K. Campbell(3)	2018	144,904	42,500	—	356	187,760
Chief Financial Officer	2017	43,934	—	15,750	—	59,684
Richard M. Rector(4)	2018	225,000	52,000	—	64,095	341,095
Former President, Healthcare Staffing, Inc.	2017	101,923	35,000	97,000	6,720	240,643
Jeffrey E. Eberwein(5)	2018	24,658	—	—	—	24,658
Former Executive Chairman	2017	41,369	25,000	75,000	—	141,369
(1)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.
(2)	Mr. Pointer was appointed Chief Executive Officer on March 27, 2018.
(3)	Ms. Campbell was appointed Chief Financial Officer on August 14, 2017.
(4)	Compensation for Mr. Rector is presented beginning on July 27, 2017, the date of our acquisition of Healthcare Staffing, Inc. (“HCS”). Other compensation includes a payment to Mr. Rector for his buyout of accrued paid time off pursuant to the HCS paid time off policy and certain tax waivers per the HCS Purchase Agreement. Mr. Rector resigned from his position effective April 21, 2019.
(5)	Mr. Eberwein resigned from his position as Executive Chairman effective March 27, 2018 and from the Board effective March 31, 2018.

Outstanding Equity Awards at Fiscal Year-End 2018

The following table sets forth equity incentive plan awards for each of our Named Executive Officers outstanding as of December 31, 2018.

	Stock Awards
Name	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested(1)
Richard M. Rector(2)	600,000	12,000
(1)	Based on the closing share price on December 31, 2018 of $0.02.
(2)	Shares of restricted stock granted under the 2015 Incentive Stock Plan. 250,000 of these shares were forfeited to the Company as of April 21, 2019, effective upon Mr. Rector’s resignation from his position as President of HCS.

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Employment Agreements and Arrangements with Named Executive Officers

David W. Pointer

Mr. Pointer entered an employment agreement with the Company on March 27, 2018 (the “Pointer Employment Agreement”). Mr. Pointer’s base salary is $100,000, and he is eligible to earn an annual bonus, based on performance benchmarks, and to participate in any equity programs of the Company, at the Company’s discretion. The Pointer Employment Agreement has an indefinite term and provided that Mr. Pointer is an employee “at-will,” and his employment may be terminated at any time by either party, with or without cause, for any reason or no reason. If Mr. Pointer’s employment is terminated by the Company other than for “cause” or by Mr. Pointer for “good reason” (each as defined in the Pointer Employment Agreement), Mr. Pointer will receive, over a period of 12 months following termination, compensation at an annual rate equal to his then-existing annual base salary.

Carolyn K. Campbell

Ms. Campbell entered an employment agreement with the Company on August 9, 2017 (the “Campbell Employment Agreement”). Ms. Campbell’s base salary is $150,000, and she is eligible to participate in any equity programs of the Company, at the Company’s discretion. The Campbell Employment Agreement has an indefinite term and provided that Ms. Campbell is an employee “at-will,” and her employment may be terminated at any time by either party, with or without cause, for any reason or no reason. If Ms. Campbell’s employment is terminated by the Company other than for “cause” or by Ms. Campbell for “good reason” (each as defined in the Campbell Employment Agreement), Ms. Campbell will receive, over a period of 3 months following termination, compensation at an annual rate equal to her then-existing annual base salary.

Richard M. Rector

Mr. Rector entered an employment agreement with the Company and HCS on July 27, 2017 (the “Rector Employment Agreement”). Mr. Rector’s base salary was $225,000, and he was eligible to earn a quarterly bonus, based on the Company’s EBITA achievement, and to participate in the Company’s 2015 Incentive Stock Plan. The Rector Employment Agreement also provided for a grant of 1,000,000 restricted shares of the Company’s common stock pursuant to the terms of the Rector Employment Agreement and the Company’s 2015 Incentive Stock Plan. The Rector Employment Agreement had an indefinite term and provided that Mr. Rector is an employee “at-will,” and his employment may be terminated at any time by either party, with or without cause, for any reason or no reason. If Mr. Rector’s employment were terminated by the Company other than for “cause” or by Mr. Rector for “good reason” (each as defined in the Rector Employment Agreement), Mr. Rector would have received, over a period of 6 months following termination, compensation at an annual rate equal to his then-existing annual base salary and immediate vesting of any Novation restricted shares that are scheduled to vest within one year after the date of termination of employment, if any, pursuant to the Company’s 2015 Incentive Stock Plan. Mr. Rector resigned from his position as President of HCS effective April 21, 2019.

Jeffrey E. Eberwein

Mr. Eberwein was not party to an employment agreement with the Company. Mr. Eberwein resigned from his position as Executive Chairman effective March 27, 2018 and from the Board effective March 31, 2018.

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Equity Compensation Plan Information

The following table sets forth information as of December 31, 2018 with respect to compensation plans under which Common Stock may be issued.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in the First Column)
Equity compensation plans approved by shareholders (1)	72,336	$1.17	6,152,088
Equity compensation plans not approved by shareholders	—	—	—
Total	72,336	$ 1.17	6,152,088

(1)	Represents shares that may be issued pursuant to outstanding options awarded under the 2015 Incentive Stock Plan.

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SHAREHOLDER PROPOSALS OR NOMINATIONS

Any shareholder proposal made in accordance with the requirements of Rule 14a-8 promulgated under the Exchange Act, including the nomination of a director, and intended to be presented at the 2020 annual meeting of shareholders (the “2020 Annual Meeting”) and included in the proxy statement and form proxy relating to such meeting, must satisfy the requirements of the proxy rules promulgated by the SEC and must be received at the Company’s principal executive offices on or before May 8, 2020.

Our Bylaws provide that any shareholder wishing to bring any matter, including the nomination of a director, before an annual meeting of shareholders must deliver notice to our Corporate Secretary at our principal executive offices not later than 5:00 p.m., Central Time, on the 90th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the shareholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Central Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a shareholder’s notice as described above.

ADDITIONAL INFORMATION

A single set of proxy materials may be delivered to any household at which two or more shareholders reside unless contrary instructions have been received from an affected shareholder. This procedure, referred to as householding, reduces the volume of duplicate materials shareholders receive and reduces mailing expenses. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you wish to receive a separate set of proxy materials for the Annual Meeting, we will deliver them promptly upon request made by writing to Novation Companies, Inc., Investor Relations, 9229 Ward Parkway, Suite 340, Kansas City, MO 64114. Shareholders sharing an address can request delivery of a single copy of proxy materials for the Annual Meeting if they are receiving multiple copies of these materials by writing to Novation Companies, Inc., Investor Relations, 9229 Ward Parkway, Suite 340, Kansas City, MO 64114.

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 1:00 A.M. ET on 12/12/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 01:00 A.M. ET on 12/12/2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the election of all of the listed nominees

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of nominees named below to the Board of Directors of the Company.

Nominees

01. Howard M. Amster 02. Howard Timothy Eriksen 03. Barry A. Igdaloff 04. Lee D. Keddie 05. David W. Pointer

The Board of Directors recommends you vote FOR Proposals 2 and 3.

The Board of Directors recommends you vote to hold the advisory vote to approve the compensation of our named executive officers every "1 YEAR" for Proposal 4:

	1 year	2 years	3 years	Abstain
4. To vote on an advisory resolution regarding the frequency of shareholder advisory votes on executive compensation.	☐	☐	☐	☐

NOTE: This proxy may be revoked prior to the time it is voted by delivering to the Secretary of the Company either a written revocation or a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000431205_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Combined Document is/are available at www.proxyvote.com

NOVATION COMPANIES, INC.
Annual Meeting of Shareholders December 12, 2019
Proxy Solicited by Board of Directors for Annual Meeting

David W. Pointer and Carolyn K. Campbell, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Novation Companies, Inc. to be held at 9229 Ward Parkway, Suite 340, Kansas City, Missouri 64114 on December 12, 2019 at 10:00 a.m. Central Standard Time, or any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, this proxy will be voted in accordance with the recommendations of the Board of Directors.

The Proxies are authorized to vote upon such other business as may properly come before the meeting in accordance with their discretion. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

0000431205_2 R1.0.1.18

Continued and to be signed on reverse side